UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 25, 2006 (August 21, 2006)

Behringer Harvard Opportunity REIT I, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-51961	20-1862323
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15601 Dallas Parkway, Suite 600, Addison, Texas

75001

(Address of principal executive offices)

(Zip Code)

(866) 655-1620

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a
Registrant.

On August 21, 2006, Behringer Harvard Ferncroft, LLC, a wholly-owned subsidiary of Behringer Harvard Opportunity OP I, LP borrowed $18,000,000 under a loan agreement (the “Ferncroft Loan Agreement”) with Barclays Capital Real Estate Inc.  Behringer Harvard Opportunity OP I, LP, is the operating partnership of Behringer Harvard Opportunity REIT I, Inc. (which may be referred to herein as the “Registrant,” “we,” “our,” or “us”).  Ferncroft Corporate Center, which we acquired on July 13, 2006, is held as collateral for the Ferncroft Loan Agreement.  The interest rate under the loan is fixed at 6.33% per annum.  Monthly payments of interest only are required beginning October 2006 through September 2011, with monthly payments of $111,767 required beginning October 2011 and continuing through September 2013 and any remaining balance payable at the maturity date, September 1, 2013.  Prepayment, in whole (but not in part) is permitted from and after the twelfth monthly payment date prior to the maturity date.  The Ferncroft Loan Agreement, the related Promissory Note, and the Mortgage, Assignment of Rent and Leases, Security Agreement and Fixture Filing have been filed as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and are incorporated into this Item 2.03 disclosure by reference.

In addition, we have guaranteed payment of Behringer Harvard Ferncroft, LLC’s obligation under the Ferncroft Loan Agreement in the event that Behringer Harvard Ferncroft, LLC defaults under the provisions of the Ferncroft Loan Agreement, including, among other things, (1) Behringer Harvard Ferncroft, LLC files a voluntary petition under the U.S. Bankruptcy Code or any other federal or state bankruptcy or insolvency law, or (2) an involuntary case is commenced against Behringer Harvard Ferncroft, LLC under the Ferncroft Loan Agreement under the U.S. Bankruptcy Code or any other federal or state bankruptcy or insolvency law with the collusion of Behringer Harvard Ferncroft, LLC or any of its affiliates.  Our Guaranty Agreement and the related Assignment of Leases and Rents have been filed as Exhibit 10.4 and 10.5 to this Current Report on Form 8-K and are incorporated into this Item 2.03 disclosure by reference.

Item 9.01    Financial Statements and Exhibits.

(d)   Exhibits.

The exhibits filed in response to Item 601 of Regulation S-K are listed on the Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEHRINGER HARVARD OPPORTUNITY REIT I, INC.

Dated: August 25, 2006	By:	/s/ Gary S. Bresky
Gary S. Bresky
Chief Financial Officer

EXHIBIT INDEX

10.1	Loan Agreement between Barclays Capital Real Estate Inc. and Behringer Harvard Ferncroft, LLC

10.2	Promissory Note made between Behringer Harvard Ferncroft, LLC and Barclays Capital Real Estate Inc.

10.3	Mortgage, Assignment of Rent and Leases, Security Agreement and Fixture Filing made by Behringer Harvard Ferncroft, LLC and Barclays Capital Real Estate Inc.

10.4	Assignment of Leases and Rents by Behringer Harvard Ferncroft, LLC, as borrower in favor of Barclays Capital Real Estate Inc.

10.5	Guaranty agreement made by Behringer Harvard Opportunity REIT I, Inc., as guarantor in favor of Barclays Capital Real Estate Inc.